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                                                                   Exhibit 4.1


                                    VIANT
                                 CORPORATION


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NUMBER                                                      COMMON SHARES
                                COMMON STOCK

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THIS CERTIFICATE IS TRANSFERABLE IN                           CUSIP 92553N 10 7
BOSTON, MA OR NEW YORK, NY                                 SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


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THIS CERTIFIES THAT









IS THE OWNER OF

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FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $.001 PER SHARE OF
VIANT CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the Bylaws of the Corporation, as now in effect or hereafter amended. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated,

                                                COUNTERSIGNED AND REGISTERED:
         /s/ [Illegible]                                BANKBOSTON, N.A.
-----------------------------------------       -------------------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER           TRANSFER AGENT AND REGISTRAR


                                       [SEAL]


         /s/ [Illegible]                                /s/ [Illegible]
-----------------------------------------       -------------------------------
VICE PRESIDENT AND TREASURER                    AUTHORIZED SIGNATURE

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                               VIANT CORPORATION

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common
TEN ENT   -as tenants by the entireties
JT TEN    -as joint tenants with right of survivorship
           and not as tenants in common
COM PROP  -as community property

UNIF GIFT MIN ACT- ____________________ custodian ______________________
                         (Cust)                          (Minor)

                  under Uniform Gifts to Minors
                  Act _________________________
                             (State)

Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________


________________________________________________________________________________
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,____________________

                                  ----------------------------------------------
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
                        ----------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                        ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                        STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                        AND CREDIT UNIONS WITH MEMBERSHIPS IN AN
                        APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 174Ad 15.